UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

June 1, 2003

Date of Report

(Date of earliest event reported)

POWERCOLD CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

333-19584

23-2582701

(State of Incorporation)

(Commission File No.)

(IRS Employer Ident. No.)

115 Canfield Road

La Vernia, Texas 78121

(Address of principal executive offices)

830 779-5223

(Registrant's telephone number)

ITEM 1 - CHANGES IN CONTROL OF REGISTRANT

None

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

None

ITEM 3 - BANKRUPTCY OR RECEIVERSHIP

None

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

None

ITEM 5 - OTHER EVENTS

Robert W. Yoho have been appointed to the Board of Directors of the Registrant effective June 1, 3003.

Robert Yoho is President of PowerCold ComfortAir Solutions, Inc., a wholly owned subsidiary of the Registrant.   Mr. Yoho has over 30 years experience in the (HVAC) heating, ventilation and air conditioning equipment industry.

Joseph C. Cahill have been appointed to the Board of Directors of the Registrant and also appointed Corporate Secretary of the Registrant effective June 1, 3003.

Joseph Cahill is Vice President Administration and Finance of the Registrant.  Mr. Cahill has over 22 years experience as a senior executive for a co-generation business and a chemical company.

Grayling Hofer has been appointed Treasurer of the Registrant effective June 1, 2003.

Grayling Hofer is Corporate Controller and Chief Accounting Officer of the Registrant.  Mr. Hofer has over 14 years experience in accounting, and 10 years with manufacturing and distribution.

Richard S. Sweetser has been appointed an Advisor to the Board of Directors effective June 1, 2003. Richard Sweetser is an active consultant to the Registrant since December 1, 2002.

Richard Sweetser has over 29 years experience commercializing advanced energy, refrigeration and HVAC technology. Mr. Sweetser is founder and president of Exergy Partners Corporation. Exergy Partners has developed a client base working in the field of refrigeration and HVAC system integration and dehumidification technologies, and is taking a leadership role in the emergence of the integration of onsite power generation, energy recovery and thermal energy management.  Exergy Partners is providing strategic direction for this new buildings focused initiative on cooling, heating and power (CHP).

George H. More has been appointed an Advisor to the Board of Directors effective June 1, 2003.  George More is an active consultant to the Registrant since January 1, 2003.

George More was a 1959 co-founder of Houston Instruments, a manufacturer of laboratory and computer, acquired in 1968 by Bausch & Lomb where Mr. More became Division President.  In 1976 he was elected a corporate Vice President and additionally in 1981, President of their Instrument & Controls Division. Returning to full time entrepreneurial activities in 1984, More founded a high tech venture capital company, Procreate Partners and additionally in 1986 More Enterprises, a seed capital company who was a co partner in the creation of Nauticon, subsequently acquired in 1996 by PowerCold Corporation. Mr. More continues his past activities in local civic and cultural activities and is also still active in seed companies (currently three in various states of progress).  Mr. More is and has long tenure on many Boards - Civic, bank, private commercial and one NASDAQ, serving in all capacities, from member, to category chair to Chairman.

ITEM 6 - RESIGNATIONS OF REGISTRANT'S DIRECTORS

The Chairman of the Board of Directors of the Registrant accepted the resignation of George C. Briley and H. Jack Kazmar as Directors of the Company effective June 1, 2003.   There are no discrepancies between Mr. Briley or Mr. Kazmar and the Registrant.

Mr. Briley and Mr. Kazmar will be active consulting Advisors to the Registrants Board of Directors effective June 1, 3003.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

None

ITEM 8 - CHANGE IN FISCAL YEAR

None

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERCOLD CORPORATION

/S/  Francis L. Simola

Francis L. Simola

Chairman and CEO

Date:  June 1, 2003